                                  EXHIBIT 5


                             FORM OF APPLICATION

CANADA LIFE
INSURANCE COMPANY OF NEW YORK                                    APPLICATION FOR
500 MAMARONECK AVENUE                   SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
HARRISON, NEW YORK 10528
(800) 905-1959

PLEASE PRINT IN BLACK INK
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1. OWNERS (APPLICANTS)                                        2. ANNUITANTS (IF DIFFERENT FROM OWNER)
------------------------------------------------------------- ---------------------------------------------------------------

Name*                                                         Name*
     --------------------------------------------------------      ----------------------------------------------------------
        First             Middle             Last                     First             Middle             Last

ADDRESS                                                       ADDRESS
       ------------------------------------------------------        --------------------------------------------------------
        Street                                                        Street

   ----------------------------------------------------------    ------------------------------------------------------------
        City                State               Zip                   City                State               Zip

Sex [ ] M  [ ] F  Date of Birth |       |       |      |      Sex [ ] M  [ ] F  Date of Birth |       |       |      |
    [ ] Other                     Month    Day    Year                                          Month    Day    Year

Daytime Phone Number (  )                                        [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                         ------------------------------------       Social Security Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]    ===============================================================
   Social Security Number            Tax ID Number            CO-ANNUITANT (Optional)

Client Brokerage Acct. # (if applicable)                      Name*
                                        ---------------------      ----------------------------------------------------------
=============================================================         First             Middle             Last
JOINT OWNER (Optional)
                                                              Sex [ ] M  [ ] F  Date of Birth |       |       |      |
Name*                                                                                           Month    Day    Year
     --------------------------------------------------------
        First             Middle             Last             [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                                 Social Security Number
Sex [ ] M  [ ] F  Date of Birth |       |       |      |      ---------------------------------------------------------------
    [ ] Other                     Month    Day    Year        4. MY INVESTMENT
                                                              ---------------------------------------------------------------
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]    Allocate payment with application of $ ______ as indicated
   Social Security Number            Tax ID Number            below (MUST TOTAL 100%)
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3. BENEFICIARIES
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   Enclose signed letter of more information if required      % International Equity  10/30   % Seligman Comrs Info           50/70
                                                              % Money Market          11/31   % Seligman Frontier             51/71
Name                                                          % Managed               12/32   % Dreyfus Growth & Income       80/90
    ------------------------------------------------------    % Bond                  13/33   % Dreyfuls Social Responsible   51/91
         First        Middle      Last      Relationship      % Value Equity          14/34   % Alger Small Cap               82/92
                                                              % Capital               15/35   % Alger Growth                  83/93
Percentage |         |         [ ][ ][ ][ ][ ][ ][ ][ ][ ]    % Fidelity Asset Mgr.   16/36   % Alger MdCap                   84/94
                                  Social Security Number      % Fidelity Growth       17/37   % Alger Leveraged All Cap       85/95
Name                                                          % Fidelity High Income  18/38   % Montgomery Emerg. Mids.       86/96
    ------------------------------------------------------    % Fidelity Overseas     19/39   % Montgomery Growth             87/97
         First        Middle      Last      Relationship      % Fidelity Index 500    20/40   % BergerBiam Ipt Intern'l       87/98

Percentage |         |         [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                  Social Security Number

----------------------------------------------------------
Contingent Beneficiary

Name
    ------------------------------------------------------
         First        Middle      Last      Relationship

Percentage |         |         [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                  Social Security Number

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5. FOR CLAFS OFFICE USE ONLY                                  6.  REPLACEMENT
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To be completed by CLAFS Office/Office of Supervisory         Will this Annuity replace or change any other insurance or annuity?
Jurisdiction.                                                 / / No / / Yes (State company and Policy number in "Remarks" and attach replacement forms.)
Has this application been reviewed by the Office of
Supervisory Jurisdiction?
           /  /  Yes        / / No
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                                                              8. TYPE OF PLAN (MUST BE COMPLETED)
                                                              --------------------------------------------------------------------
Authorized Signature                           Date           / / Non-Qualified                          / / IRA Tax Year
-----------------------------------------------------------                                                              ---------
7. FOR AGENTS ONLY                                            / / IRA Rollover     / / 401(k)            / / SEP IRA Tax Year
-----------------------------------------------------------                                                                   ----
Questions? Contact either your broker/dealer or               / / Qualified Other  / / Keogh (HR-10)     / / 403(b)  If ERISA
Investment Products at (800) 905-1959, ext. 259.                                                                             -----
                                                              / / IRA Transfer                           / / Other
*  Unless subsequently changed in accordance with terms of                                                        ----------------
** Unless indicated, will commence on the earliest possible
   business day.

9.  SERVICE OPTIONS

BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

/              / DOLLAR COST AVERAGING**

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $__________ From ____________.Start Date ______________
Stop Date __________ or Number of Transfers  ___________ on a
/ / Monthly      / / Quarterly        / / Semi-Annual    / / Annual basis.


Transfer above amount to:

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/                /   SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)**

Do you have a checking or savings account?  / / Yes    / / No

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Withdraw $ _________ or / / Maximum amount allowed without incurring a Surrender Charge, to Start on ______________.

Stop Date: _______________ or Number of Withdrawals _____________.

Withdraw From:

--------------       ---------------       --------------     --------------

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Frequency of Withdrawal: / / Monthly  / / Quarterly / / Semi-Annually

Please  / /  Withhold  / / Do Not Withhold Federal Income Taxes.

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

===============================================================================

/             / PORTFOLIO REBALANCING**

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:  / / Quarterly   / / Semi-Annually   / / Annually

10. REMARKS

11. SIGNATURES

STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY.

/  /  I/We request the Statement of Additional Information.

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  Signed in (State)     Date Signed             Signature of Owner/Applicant                 Signature of Joint Owner


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  Signature of Annuitant                        Signature of Co-Annuitant                    Signature of Irrevocable Beneficiary
  (if different from Owner)                     (if different from Owner)                    (if designated)


STATEMENT OF AGENT:  I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the
Policy herein applied for; and 3) to the best of my knowledge replacement  / / is    / / is not involved.

FOR CLAFS AGENTS ONLY:  You MUSt enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.

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    Print Registered Representative/Agent Name            Name of Firm                          Date Signed

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    Signature of Agent                                    Branch Address

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    Agent Number                                          State License ID Number               Agent Phone Number

   ** Unless indicated, will commence on the earliest possible business day.